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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                January 26, 2004

                                 NETEGRITY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                       1-10139                04-2911320
(STATE OR OTHER JURISDICTION OF         (COMMISSION            (IRS. EMPLOYER
INCORPORATION OR ORGANIZATION)          FILE NUMBER)         IDENTIFICATION NO.)


                        201 JONES ROAD, WALTHAM, MA 02451
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (781) 890-1700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)







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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 26, 2004, Netegrity, Inc. announced its financial results for the quarter ended December 31, 2003. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.












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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       NETEGRITY, INC.


Date:  January 26, 2004                By: /s/ Regina O. Sommer
                                           -------------------------------------
                                           Regina O. Sommer
                                           Chief Financial Officer and Treasurer








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                                  EXHIBIT INDEX



EXHIBIT NO.                              DESCRIPTION
-----------                              -----------

    99.1         Press Release of Netegrity, Inc. issued on January 26, 2004











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